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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            -----------------------

                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 23, 1998
                                                        ----------------

                             INFOCURE CORPORATION
                      -----------------------------------
              (exact name of registrant as specified in chapter)



       Delaware                     001-12799                    58-2271614
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(State or other jurisdiction       (Commission                 (IRS Employer
   of Incorporation)               File Number)              Identification No.)


   1765 The Exchange, Suite 450 Atlanta, GA                           30339
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   (Address of principal executive office)                          (zip code)


       Registrant's telephone number, including area code:  770-221-9990
                                                            ------------


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)
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                                   Contents
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                                                                         Page

Item 2:  Acquisition or Disposition of Assets............................  3

Item 7:  Financial Statements and Exhibits...............................  3

Signatures...............................................................  4
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Item 2. Acquisition or Disposition of Assets.

On October 23, 1998, InfoCure Corporation ("InfoCure" or the "Company") acquired substantially all of the assets, subject to the assumption of approximately $4.6 million of liabilities, of the Healthcare Systems Division ("HSD") of The Reynolds and Reynolds Company. HSD is currently headquartered in Dayton, Ohio, and provides healthcare practice management systems principally to the radiology, anesthesiology and enterprise-wide medical practice and MSO markets. The aggregate consideration consisted of $40.8 million in cash, a $10.0 million subordinated, convertible note payable to the seller over five years and a $2.0 million subordinated promissory note payable to the seller within 120 days of closing, for a total purchase price of approximately $52.8 million. The convertible note is convertible at InfoCure's option at any time through September 30, 1999, into shares of InfoCure common stock. The conversion price is based on the market price of the common stock at the time of conversion. The cash portion of the purchase price was funded by a term loan from InfoCure's senior lender. The Company expects to record a one-time pretax charge of approximately $9.0 million in the quarter ended December 31, 1998 representing the acquisition of in-process research and development of software.

Item 7. Financial Statements and Exhibits.

(a)     Financial Statements of InfoCure Corporation

        Financial statements for InfoCure prepared in accordance with Regulation S-B and required to be filed pursuant to this section are not available at this time. Such financial statements will be filed by InfoCure as soon as practicable by an amended Current Report on Form 8-K which will be filed within 60 days after the filing of this Current Report on Form 8-K.

(b)     Pro Forma Financial Information

        The pro forma financial statements of InfoCure required to be filed pursuant to this section are not available at this time. Such pro forma financial information will be filed by InfoCure as soon as practicable by an amended Current Report on Form 8-K which will be filed within 60 days after the filing of this Current Report on Form 8-K.

(c)     Exhibits

The following exhibits are filed herewith:

  Exhibit Number                          Description
------------------   --------------------------------------------------------
        2.1 Asset Purchase Agreement among The Reynolds and Reynolds Company, Thoroughbred Acquisition, Inc. and InfoCure Corporation dated September 28, 1998.

        2.2 Amendment No. 1 to Asset Purchase Agreement among The Reynolds and Reynolds Company, Thoroughbred Acquisition, Inc. and InfoCure Corporation dated October 22, 1998.

        99.1          Press Release dated September 28, 1998

        99.2          Press Release dated October 27, 1998
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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             INFOCURE CORPORATION
                             (Registrant)



Date:  November 6,1998          by:  /s/ Frederick L. Fine
                                     ------------------------
                                     Frederick L. Fine
                                     President and Chief Executive Officer